UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2022
Anterix Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza
Suite 401	07424
Woodland Park, NJ
(Address of principal executive offices)	(Zip Code)
(973) 771-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Anterix Inc.’s (the “Company”) preliminary financial results for the fourth quarter and full year ended March 31, 2022 (“Fiscal 2022”) are included below.

Anterix will host an investor conference call on May 20, 2022, at 8:30 am Eastern Time to discuss these preliminary financial results. Interested parties can participate in the call by dialing 888-267-2845 and using the conference code 231489. A replay of the call will be accessible on the Investor Relations section of Anterix’s website at https://www.anterix.com/events/.

The information in this Current Report is being “furnished” pursuant to Item 2.02 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Accordingly, the information in this Item 2.02 will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Any statements, other than historical information, regarding Anterix Inc. or its business operations, plans, forecasts and opportunities, including its preliminary financial results for Fiscal 2022, constitute forward-looking statements within the meaning of the Federal securities laws. Any such forward-looking statements are based on Anterix’s current expectations and are subject to a number of risks and uncertainties that could cause Anterix’s actual future results or the actual results to differ materially from its current expectations or those implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (i) Anterix’s preliminary financial results for Fiscal 2022 are subject to material changes and adjustments as the Company completes its financial closing procedures and its financial statements are audited by its outside auditors; (ii) Anterix may not be successful in commercializing its spectrum assets to its targeted utility and critical infrastructure customers, on a timely basis and on favorable terms; (iii) Anterix may be unable to secure broadband licenses from the FCC on a timely and cost-effective basis; (iv) Anterix has a limited operating history with its current business plan, which makes it difficult to evaluate its prospects and future financial results and its business activities, strategic approaches and plans may not be successful; (v) the value of Anterix’s spectrum assets may fluctuate significantly based on supply and demand, as well as technical and regulatory changes; and (vi) Anterix may not be able to repurchase all of the shares anticipated under its proposed share repurchase program. Certain of these and other risk factors that may affect Anterix’s future results of operations are identified and described in more detail in our most recent filings on Form 10-K and 10-Q and in other filings that we make with the SEC from time to time. These documents are available on our website at www.anterix.com under the Investor Relations section and on the SEC’s website at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Forwards-looking statements reflect information and facts only as of the date of this letter.

Anterix Inc.
Consolidated Balance Sheets
March 31, 2022 and 2021
(Unaudited, thousands, except share data)

	March 31, 2022	March 31, 2021
ASSETS
Current Assets
Cash and cash equivalents	$105,624	$117,538
Accounts receivable, net of allowance for doubtful accounts of $0 and $0, respectively	—	4
Prepaid expenses and other current assets	10,147	3,508
Total current assets	115,771	121,050
Property and equipment, net	2,949	3,574
Right of use assets, net	4,047	5,100
Intangible assets	151,169	122,117
Equity method investment	—	—
Other assets	4,108	1,214
Total assets	$278,044	$253,055
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$6,526	$6,256
Due to related parties	120	152
Operating lease liabilities	1,512	1,470
Deferred revenue	1,478	737
Total current liabilities	9,636	8,615
Noncurrent liabilities
Operating lease liabilities	4,177	5,601
Contingent liability	20,000	20,000
Deferred revenue	53,200	2,246
Deferred income tax	4,192	3,209
Other liabilities	541	876
Total liabilities	91,746	40,547
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value per share, 10,000,000 shares authorized and no shares outstanding at March 31, 2022 and March 31, 2021	—	—
Common stock, $0.0001 par value per share, 100,000,000 shares authorized and 18,377,483 shares issued and outstanding at March 31, 2022 and 17,669,905 shares issued and outstanding at March 31, 2021	2	2
Additional paid-in capital	500,125	472,854
Accumulated deficit	(313,829)	(260,348)
Total stockholders’ equity	186,298	212,508
Total liabilities and stockholders’ equity	$278,044	$253,055

Anterix Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except share and per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2022	2021	2022	2021
Operating revenues
Service revenue	$—	$—	$—	$192
Spectrum revenue	335	181	1,084	729
Total operating revenues	335	181	1,084	921
Operating expenses
Direct cost of revenue (exclusive of depreciation and amortization)	—	—	5	1,606
General and administrative	9,751	8,976	39,525	39,302
Sales and support	1,150	872	4,461	2,942
Product development	767	1,310	3,593	4,343
Depreciation and amortization	454	115	1,450	3,533
Impairment of long-lived assets	—	45	—	85
Operating expenses	12,122	11,318	49,034	51,811
(Gain)/loss from disposal of intangible assets, net	(979)	—	(11,209)	3,849
Loss from disposal of long-lived assets, net	(4)	76	107	70
Loss from operations	(10,804)	(11,213)	(36,848)	(54,809)
Interest income	1	25	56	124
Other income	59	82	256	414
Loss on equity method investment	—	(16)	—	(39)
Loss before income taxes	(10,744)	(11,122)	(36,536)	(54,310)
Income tax expense	273	(187)	983	124
Net loss	$(11,017)	$(10,935)	$(37,519)	$(54,434)
Net loss per common share basic and diluted	$(0.60)	$(0.62)	$(2.07)	$(3.13)
Weighted-average common shares used to compute basic and diluted net loss per share	18,391,538	17,602,584	18,142,828	17,412,958

Anterix Inc.
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended March 31,		Year Ended March 31,
CASH FLOWS FROM OPERATING ACTIVITIES	2022	2021	2022	2021
Net loss	$(11,017)	$(10,935)	$(37,519)	$(54,434)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	454	115	1,450	3,533
Non-cash compensation expense attributable to stock awards	3,578	2,680	13,625	15,925
Deferred income taxes	273	(187)	983	124
(Gain)/loss from disposal of intangible assets, net	(979)	—	(11,209)	3,849
(Gain)/loss from disposal of long-lived assets, net	(4)	76	107	70
Impairment of long-lived assets	—	45	—	85
Loss on equity method investment	—	16	—	39
Changes in operating assets and liabilities
Accounts receivable	—	15	4	57
Prepaid expenses and other assets	(682)	(106)	(797)	(745)
Right of use assets	209	305	1,053	1,407
Accounts payable and accrued expenses	(258)	(1,191)	270	2,647
Due to related parties	(40)	31	(32)	42
Restructuring reserve	—	(36)	—	(636)
Operating lease liabilities	(295)	(385)	(1,382)	(1,674)
Contingent liability	—	20,000	—	20,000
Deferred revenue	(335)	68	51,695	(483)
Other liabilities	(28)	199	(335)	235
Net cash (used in) provided by operating activities	(9,124)	10,710	17,913	(9,959)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of intangible assets, including refundable deposits	(10,328)	(3,062)	(26,358)	(13,944)
Purchases of equipment	(801)	4	(1,053)	(230)
Net cash used in investing activities	(11,129)	(3,058)	(27,411)	(14,174)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stock option exercises	1,082	1,400	14,004	4,218
Repurchase of common stock	(2,969)	—	(14,962)	—
Payments of withholding tax on net issuance of restricted stock	—	—	(1,458)	—
Net cash (used in) provided by financing activities	(1,887)	1,400	(2,416)	4,218
Net change in cash and cash equivalents	(22,140)	9,052	(11,914)	(19,915)
CASH AND CASH EQUIVALENTS
Beginning of the year	127,764	108,486	117,538	137,453
End of the year	$105,624	$117,538	$105,624	$117,538

Anterix Inc.
Other Information
(Unaudited, in thousands except per share and county data)

Share Repurchase Program

	Three Months Ended March 31,		Year Ended March 31,
	2022	2021	2022	2021
Number of shares repurchased	52	—	252	—
Average price paid per share*	$57.35	$—	$57.50	$—
Total cost to repurchase	$2,969	$—	$14,962	$—
* Average price paid per share includes costs associated with the repurchases.

90% Broadband Segment Eligibility

The following illustrates the Company’s licensed holdings and licensed holdings under contract by county in the 6 MHz broadband segment created by the Report and Order. This map does not reflect licenses that may meet the protection criteria as that is evaluated on a county basis as each broadband transition plan is prepared.

ANTERIX 90% TEST IN THE BROADBAND SEGMENT

Complex Systems not factored into this calculation
Anterix + Swap-Agreed Chs vs. All Licensed Chs in 3x3 (Number Of Counties In Range)
90% or more (2068)
80% to 89.9% (424)
60% to 79.9% (535)
Less than 60.0% (206) ^
^ 10 of these counties are Guam, American Samoa, & Northern Mariana Islands.
Total of 3,233 counties in the US and territories
Map dated March 31, 2022

Item 3.02. Unregistered Sales of Equity Securities.

On May 18, 2022, the Company issued Motorola Solutions, Inc. (“Motorola”) 500,000 shares of its common stock (the “Shares”). Motorola received the Shares by electing to convert 500,000 Class B Units (the “Units”) it held in PDV Spectrum Holding Company, LLC, a subsidiary of the Company (the “Subsidiary”). Motorola acquired the Units in September 2014 in connection with a Spectrum Lease Agreement between Motorola and the Subsidiary. Under the Spectrum Lease Agreement, Motorola leased a portion of the Company’s narrowband spectrum, which was held by the Subsidiary, in consideration for an upfront, fully-paid leasing fee of $7.5 million and a $10.0 million investment in the Units. Motorola had the right at any time to convert its Units into the Shares, representing a conversion price of $20.00 per share. The Shares are currently restricted and may not be resold unless the resale is registered under the federal securities laws, or the Shares are sold in compliance with an exemption from the federal registration requirements.

The sale of the securities described above was exempt from registration under the Securities Act under Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering. The recipient acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the securities issued in this transaction. The recipient of securities was an accredited person and had adequate access, through employment, business or other relationships, to information about the registrant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: May 20, 2022	/s/ Tim Gray
Tim Gray
Chief Financial Officer (Principal Financial and Accounting Officer)